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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                 CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.


Effective on or about December 12, 2001, the fund's Class A, Class B and Class C will be closed to new investments, except for reinvestments of dividends. Class A, B and C shareholders as of the close of business on December 12, 2001 may continue to hold their shares but will be unable to add to their accounts. Although no further Class A, B or C shares can be purchased, shareholders can redeem their shares through any available method.

Dated: November 15, 2001
                                                                   CSISB-16-1101